UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05133

High Income Securities Fund
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

High Income Securities Fund
c/o US Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
(Name and address of agent for service)

Copy to:
Thomas R. Westle, Esq.
Blank Rome LLP
1271 Avenue of the Americas
New York, NY 10020

1-888-898-4107
Registrant's telephone number, including area code

Date of fiscal year end: August 31, 2021

Date of reporting period:  February 28, 2021

Item 1. Reports to Stockholders.

High Income Securities Fund (PCF)

Semi-Annual Report
For the six months ended
February 28, 2021

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund’s Transfer Agent, U.S. Bancorp Fund Services, LLC, at 1-888-898-4107.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund’s Transfer Agent, U.S. Bancorp Fund Services, LLC, at 1-888-898-4107. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary.

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High Income Securities Fund

April 28, 2021

Dear Fellow Shareholders:

In the first half of fiscal year 2021, the Fund performed well, with the NAV rising from $8.65 per share on August 31, 2020 to $9.10 per share on February 28, 2021.  In addition, during the period distributions totaling $48.40 cents per share were paid and a rights offering was completed in which 3,922,867 shares were issued at $8.24 per share.  We are endeavoring to prudently invest the proceeds received in the rights offering.

Although shareholders ratified a plan to de-register the Fund as an investment company in August 2019, the Fund has continued, and is expected to continue, to operate as a closed-end fund.  Since April 2019, a committee of the Board of Trustees comprised of Andrew Dakos, Rajeev Das and me has been responsible for investing the Fund’s assets within the parameters of the Fund’s existing investment policies and restrictions.

A primary focus of the Fund’s investment strategy has been to acquire discounted shares of income-oriented closed-end investment companies and business development companies (“BDCs”) as well as the senior securities of BDCs and certain operating companies when they are attractively priced.  In addition, units or common shares issued by special purpose acquisition companies (a/k/a blank check companies or SPACs) may comprise up to 20% of the Fund’s portfolio.

I would like to highlight one of the Fund’s opportunistic investments.  In June 2020, we purchased $1 million face value of privately issued 4.75% convertible notes issued by Suro Capital Corp., a BDC whose management we know well, for slightly more than face value.  At the time, Suro’s common stock was trading at a discount from NAV of more than 30%.  Suro has a very attractive portfolio of investments in private technology oriented companies.  Coursera, its largest holding, went public recently at a significant premium to Suro’s fair value.  Shares of Palantir, another sizeable holding of Suro, went public late 2020, also at a significant premium, and was sold by Suro after the lockup period expired in accordance with its policy of monetizing its investments once they become publicly traded.  As a result, the value of our notes has increased to more than $1.40 million as of February 28, 2021.  Subsequently, the notes were called and we have converted them to Suro common stock, which we think is still undervalued.  Moreover, we expect Suro to make one or more large distributions in 2021 as a result of the gains it realized from the sale of its shares of Palantir and will likely realize from selling its Coursera shares.

As a reminder, the Board has established a policy to pay monthly distributions at an annual rate of at least 10% of the per share NAV as of the last business day of the prior calendar year, which for 2021 has resulted in a monthly distribution of $7.80 cents per share.  The response from investors has been favorable, as

High Income Securities Fund

evidenced by the fact that the Fund’s shares, which traded at a discount of more than 14% in 2018, are currently trading close to NAV.

We continue to see opportunities to acquire income oriented securities whose risk-reward profiles are attractive but that don’t fit within the Fund’s current investment parameters.  In addition, we would like the flexibility to increase the Fund’s exposure to SPACs, which can provide a significantly higher return than a money market fund with a very low risk of incurring a realized loss of principal provided that the common stock is sold or redeemed before a transaction with an operating company is completed.  (Shares of SPACs held after a transaction is completed can be very volatile.)  Thus, as I previously indicated, we think the Fund should have more flexibility as well as the ability to use leverage to enhance its returns.  Therefore, the Board intends to consider proposing for a vote by shareholders proposals to broaden the Fund’s investment parameters, authorize the use of leverage, and engage an investment advisor.

***

Lastly, we remind you that from time to time the Fund seeks instructions from shareholders for voting its proxies for certain closed-end funds whose shares the Fund owns. The instruction forms are available at http://highincomesecuritiesfund.com. If you would like to receive an email notification when the Fund seeks proxy voting instructions for a closed-end fund whose shares it owns, please email us at proxyinfo@highincomesecuritiesfund.com.

Sincerely yours,

Phillip Goldstein
Chairman

High Income Securities Fund

Past Performance at a glance (unaudited)

Average annual total returns for the periods ended 2/28/2021

Net assets value returns	1 year	5 years	10 years
High Income Securities Fund	8.58%	9.19%	6.04%

Market price returns
High Income Securities Fund	7.95%	10.47%	6.02%

Index returns
ICE BofA Merrill Lynch 6 Month Treasury Bill Index	0.66%	1.41%	0.81%

Share Price as of 2/28/2021
Net asset value			$9.10
Market price			$8.34

Effective after the close of business on July 23, 2018, the Fund became internally managed and did not pay any management fees for the six month period ended February 28, 2021.  Generally, the Fund invests in securities of discounted shares of income-oriented closed-end investment companies, business development companies and Special Purpose Acquisition Vehicles.

Accordingly, the information presented in this report with respect to the actions and results of the Fund are not meaningful in making any conclusions as to the future performance of the Fund. See Note 8.

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s share, when sold, may be worth more or less than their original cost. The Fund’s common stock net asset value (“NAV”) return assumes, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the ex-dividend date for dividends and other distributions. The Fund’s common stock market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan (which was terminated on September 12, 2018) for dividends and other distributions payable through September 11, 2018 and reinvested at the lower of the NAV or the closing market price on the ex-dividend date for dividends and other distributions payable after September 11, 2018, and does not account for taxes.

High Income Securities Fund

Portfolio composition as of 2/28/2021(1) (unaudited)

	Value	Percent
Investment Companies	$34,905,578	40.44%
Money Market Funds	33,703,941	39.05
Special Purpose Acquisition Vehicles	13,766,351	15.95
Preferred Stocks	3,419,612	3.97
Convertible Notes	1,443,735	1.67
Warrants	251,450	0.29
Rights	54,592	0.06
Other Common Stocks	7,898	0.01
Total Investments	$87,553,157	101.44%
Liabilities in Excess of Other Assets	(1,243,039)	(1.44)
Total Net Assets	$86,310,118	100.00%

(1) As a percentage of net assets.

High Income Securities Fund

Portfolio of investments—February 28, 2021 (unaudited)

	Shares	Value
INVESTMENT COMPANIES—40.44%

Closed-End Funds—29.18%
Apollo Senior Floating Rate Fund	72,610	$1,052,845
Apollo Tactical Income Fund	57,511	836,785
BrandywineGLOBAL Global Income Fund	70,258	862,768
Eaton Vance Floating-Rate Income Fund	220,933	3,486,323
Eaton Vance Senior Income Trust	12,488	83,045
First Eagle Senior Loan Fund	56,817	806,801
Invesco High Income Trust II	11,240	152,414
Morgan Stanley Emerging Markets Debt Fund	160,309	1,437,972
New America High Income Fund	31,246	274,652
Nuveen Floating Rate Income Fund	156,740	1,463,952
Nuveen Floating Rate Income Opportunities Fund	104,208	963,924
Nuveen Global High Income Fund	5,034	76,618
Nuveen Short Duration Credit Opportunities Fund	207,627	2,865,253
PGIM Global High Yield Fund, Inc.	176,072	2,598,823
Pioneer Diversified High Income Trust	42,769	621,861
Rivernorth Marketplace Lending Corp.	59,424	1,033,978
Tortoise Power & Energy Infrastructure Fund, Inc.	110,065	1,282,257
Vertical Capital Income Fund	310,942	3,224,469
Voya Prime Rate Trust	445,563	2,062,957
		25,187,697

Business Development Companies—11.26%
Barings BDC, Inc.	440,049	4,268,475
Crescent Capital BDC, Inc.	111,043	1,848,866
FS KKR Capital Corp. II	121,237	2,253,796
Harvest Capital Credit Corp.	29,042	238,144
PennantPark Investment Corp.	7,400	41,736
Phenixfin Corp. (a)	19,193	585,387
Portman Ridge Finance Corp.	238,355	481,477
		9,717,881
Total Investment Companies ($32,421,607)		34,905,578

OTHER COMMON STOCKS—0.01%

Energy—0.01%
Nine Point Energy (a)(b)	138,566	7,898
Total Other Common Stocks (Cost $29,498)		7,898

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund

Portfolio of investments—February 28, 2021 (unaudited)

	Shares	Value
PREFERRED STOCKS—3.97%

Closed-End Funds—0.15%
Nexpoint Strategic Opportunities Fund	6,003	$129,065

Investment Companies—1.58%
Capital Finance Corp.	498	12,101
Capital Finance Corp.	44,050	1,069,974
Saratoga Investment Corp.—BDC	10,923	278,535

Investment Management & Advisory Services—0.36%
B Riley Financial, Inc.	12,000	307,080

Machinery – Electric Utilities—0.58%
Babcock & Wilcox Enterprises, Inc.	20,000	500,000

Motion Pictures & Services—1.30%
Chicken Soup for the Soul Entertainment, Inc.	43,270	1,122,857
Total Preferred Stocks (Cost $3,348,162)		3,419,612

	Shares/Units
SPECIAL PURPOSE ACQUISITION VEHICLES—15.95%
890 5th Avenue Partners, Inc. Units (a)	25,000	257,500
Adara Acquisition Corp. Units (a)	73,800	749,808
Astrea Acquisition Corp. Units (a)	45,000	453,150
B Riley Principal 150 Merger Corp. Units (a)	22,500	231,750
Bite Acquisition Corp. Units (a)	37,500	377,621
Blue Water Acquisition Corp.—Class A (a)	35,787	361,806
Brookline Capital Acquisition Corp. (a)	12,548	126,860
Capital Investment Corp. V Units (a)	50,000	535,000
Centricus Acquisition Corp. Units (a)	25,000	256,750
CF Finance Acquisition Corp. III Units (a)	7,500	84,000
Churchill Capital Corp. VI—Class A Units (a)	34,700	379,965
Churchill Capital Corp. VII—Class A Units (a)	58,805	613,924
Clarim Acquisition Corp. Units (a)	10,000	101,900
CM Life Sciences II, Inc. Units (a)	10,000	135,000
DFP Healthcare Acquisition Corp.—Class A (a)	42,000	458,220
E.Merge Technology Acquisition Corp.—Class A (a)	24,999	253,990
E.Merge Technology Acquisition Corp. Units (a)	1	11
Edify Acquisition Corp. Units (a)	10,000	102,400

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund

Portfolio of investments—February 28, 2021 (unaudited)

	Shares/Units	Value
SPECIAL PURPOSE ACQUISITION VEHICLES—(continued)
European Sustainable Growth Corp. Units (a)	15,000	$158,850
FG New America Acquisition Corp. Units (a)	61,188	621,058
Figure Acquisition Corp. I Units (a)	7,500	79,500
Flame Acquisition Corp. Units (a)	10,000	100,500
Fortress Value Acquisition Corp. Units (a)	11,000	113,740
GigCapital3, Inc. Units (a)	3	41
GigCapital4, Inc. Units (a)	26,000	266,500
Go Acquisition Corp. Units (a)	2	21
Go Acquisition Corp.—Class A (a)	49,998	510,480
Goal Acquisitions Corp. Units (a)	25,000	261,000
Gores Holdings V, Inc.—Class A (a)	25,000	267,500
Gores Holdings VII, Inc. Units (a)	15,000	155,250
Healthcor Catalio Acquisition Corp.—Class A (a)	20,000	207,200
IG Acquisition Corp.—Class A (a)	50,000	512,500
Isleworth Healthcare Acquisition Corp. Units (a)	14,700	147,735
Landcadia Holdings III, Inc. Units (a)	2	22
Landcadia Holdings III, Inc.—Class A (a)	41,243	429,752
Medicus Sciences Acquisition Corp. Units (a)	10,000	103,300
Mudrick Capital Acquisition Corp. II Units (a)	50,000	527,500
Noble Rock Acquisition Corp. Units (a)	30,000	303,750
Priveterra Acquisition Corp. Units (a)	20,000	206,000
Progress Acquisition Corp. Units (a)	60,000	604,800
Quantum Fintech Acquisition Corp. Units (a)	50,000	509,500
Roman DBDR Tech Acquisition Corp. Units (a)	25,000	258,250
Spartacus Acquisition Corp. Units (a)	50,000	518,000
TPG Pace Tech Opportunities Corp. Units (a)	25,000	266,750
Venus Acquisition Corp. Units (a)	17,355	179,451
Yellowstone Acquisition Corp. Units (a)	25,000	274,498
Yucaipa Acquisition Corp. Units (a)	62,400	703,248
Total Special Purpose Acquisition Vehicles (Cost $12,997,319)		13,766,351

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund

Portfolio of investments—February 28, 2021 (unaudited)

	Principal
	Amount	Value
CONVERTIBLE NOTES—1.67%

Communication Services—1.67%
Suro Capital Corp. Unsecured
4.750%, 3/28/2023	$1,000,000	$1,443,735
Total Convertible Notes (Cost $1,011,053)		1,443,735

	Shares
RIGHTS—0.06%
Agba Acquisition Ltd. (Expiration: May 10, 2024) (a)	36,750	14,715
GigCapital2, Inc. (Expiration: February 28, 2026) (a)	102,250	39,877
Total Rights (Cost $21,585)		54,592

WARRANTS—0.29%
Agba Acquisition Ltd. (a)
Expiration: May 2024
Exercise Price: $11.50	36,750	18,008
Brookline Capital Acquisition Corp. (a)
Expiration: August 2027
Exercise Price: $11.50	2,694	6,697
Churchill Capital Corp. II (a)
Expiration: July 2024
Exercise Price: $11.50	29,554	48,469
DFP Healthcare Acquisition Corp. (a)
Expiration: April 2025
Exercise Price: $11.50	10,500	22,890
Go Acquisition Corp. (a)
Expiration: August 2027
Exercise Price: $11.50	16,666	24,999
Gores Holdings V, Inc. (a)
Expiration: August 2027
Exercise Price: $11.50	5,000	8,500
IG Acquisition Corp.—Class A (a)
Expiration: October 2027
Exercise Price: $11.50	25,000	37,500
Landcadia Holdings III, Inc. (a)
Expiration: October 2027
Exercise Price: $11.50	16,666	25,749
Roman DBDR Tech Acquisition Corp. (a)
Expiration: October 2025
Exercise Price: $11.50	12,500	16,938

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund

Portfolio of investments—February 28, 2021 (unaudited)

	Shares	Value
WARRANTS—(continued)
Spartacus Acquisition Corp. (a)
Expiration: October 2027
Exercise Price: $11.50	25,000	$32,500
TPG Pace Tech Opportunities Corp. (a)
Expiration: October 2027
Exercise Price: $11.50	5,000	9,200
Total Warrants (Cost $214,626)		251,450

MONEY MARKET FUNDS—39.05%
Fidelity Institutional Government Portfolio—Class I, 0.010% (c)	16,851,971	16,851,971
STIT-Treasury Portfolio—Institutional Class, 0.010% (c)	16,851,970	16,851,970
Total Money Market Funds (Cost $33,703,941)		33,703,941
Total Investments (Cost $83,747,791)—101.44%		87,553,157
Liabilities in Excess of Other Assets—1.44%		(1,243,039)
TOTAL NET ASSETS—100.00%		$86,310,118

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	Fair valued securities. The total market value of these securities was $7,898, representing 0.01% of net assets. Value determined using significant unobservable inputs.
(c)	The rate shown represents the 7-day yield at February 28, 2021.

Abbreviations:
BDC	Business Development Companies.
Ltd.	Limited Liability Company.

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund

Statement of assets and liabilities—February 28, 2021 (unaudited)

Assets:
Investments, at value (Cost $83,747,791)	$87,553,157
Cash	4,267
Dividends and interest receivable	65,534
Receivable for investments sold	759,453
Other assets	34,258
Total assets	88,416,669

Liabilities:
Payables:
Investments purchased	2,023,875
Administration fees	23,415
Chief Compliance Officer fees	5,655
Director fees	9,772
Audit fees	17,088
Fund accounting fees	415
Custody fees	1,784
Transfer Agent fees	10,754
Reports and notices to shareholders	10,915
Accrued expenses and other liabilities	2,878
Total liabilities	2,106,551
Net assets	$86,310,118

Net assets consist of:
Paid-in Capital (Unlimited shares authorized)	$83,398,245
Total distributable earnings	2,911,873
Net assets	$86,310,118
Net asset value per share ($86,310,118 applicable to
9,487,873 shares outstanding)	$9.10

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund

Statement of operations

For the
six months ended
February 28, 2021
(unaudited)
Investment income:
Dividends	$1,297,096
Interest	20,981
Total investment income	1,318,077

Expenses and Fees:
Investment Committee	125,000
Trustees’	95,842
Administration	58,385
Legal	39,098
Officers	37,500
Compliance	35,660
Transfer agency	20,115
Reports and notices to shareholders	15,199
Stock exchange listing	14,560
Insurance	12,941
Audit	10,736
Custody	4,542
Accounting	998
Other	3,566
Total expenses and fees	474,142
Net investment income	843,935

Net realized and unrealized gains from investment activities:
Net realized gain from investments	3,241,846
Change in net unrealized appreciation on investments	4,770,297
Net realized and unrealized gain from investment activities	8,012,143
Increase in net assets resulting from operations	$8,856,078

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund

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High Income Securities Fund

Statements of changes in net assets applicable to common shareholders

	For the
	six months ended	For the
	February 28, 2021	year ended
	(unaudited)	August 31, 2020
From operations:
Net investment income	$843,935	$2,130,173
Net realized gain (loss) on investments, forward foreign
currency contracts and foreign currency translations	3,241,846	(1,925,554)
Net unrealized appreciation on investments, forward
foreign currency contracts and foreign currency translations	4,770,297	134,148
Net increase in net assets resulting from operations	8,856,078	338,767

Distributions paid to shareholders:
Distributions	(940,595)	(2,166,107)
Return of capital	(2,058,851)	(2,855,810)
Total dividends and distributions paid to shareholders	(2,999,446)	(5,021,917)

Capital Stock Transactions (Note 5)
Issuance of common stock through rights offering	32,324,424	—
Total capital stock transactions	32,324,424	—
Net increase (decrease) in net assets
applicable to common shareholders	38,181,056	(4,683,150)

Net assets applicable to common shareholders:
Beginning of period	$48,129,062	$52,812,212
End of period	$86,310,118	$48,129,062

Number of Fund Shares
Shares outstanding at beginning of period	5,565,006	5,565,006
Shares issued	3,922,867	—
Shares outstanding at end of period	9,487,873	5,565,006

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund

Financial highlights

Selected data for a share of common stock outstanding throughout each period is presented below:

For the six
months ended
February 28, 2021
(unaudited)
Net asset value, beginning of period	$8.65
Net investment income(1)	0.26
Net realized and unrealized gains (losses) from investment activities	1.28
Total from investment operations	1.54

Less distributions:
Net investment income	(0.16)
Net realized gains from investment activities	—
Return of capital	(0.32)
Total distributions	(0.48)
Increase from shares repurchased	—
Anti-dilutive effect of Tender Offer	—
Dilutive effect of Rights Offer	(0.61)
Net asset value, end of period	$9.10
Market price, end of period	$8.34
Total market price return(2)(6)	9.10%

Ratio to average net assets:
Ratio of expenses to average net assets(7)	1.74%
Ratio of net investment income to average net assets(7)	3.10%

Supplemental data:
Net assets, end of period (000’s)	$86,310
Portfolio turnover(6)	65%

(1)	Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.
(2)
Total market price return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends and other distributions to common shareholders at prices obtained under the Fund’s Dividend Reinvestment Plan (which was terminated on September 12, 2018).

(3)	Includes amounts paid through expense offset and brokerage/service arrangements, if any.
(4)	Includes 0.28% of increased proxy fees related to the 2017 annual shareholder meeting.
(5)	Amount represents less than $0.01 per share.
(6)	Not annualized for periods less than one year.
(7)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund

Financial highlights (continued)

For the year ended August 31,
2020	2019	2018		2017		2016
$9.49	$9.69	$9.53		$8.92		$8.67
0.38	0.13	0.22		0.30		0.35
(0.32)	0.01	0.25		0.66		0.17
0.06	0.14	0.47		0.96		0.52

(0.34)	(0.05)	(0.31)		(0.37)		(0.37)
(0.05)	(0.41)	—		—		—
(0.51)	—	—		—		—
(0.90)	(0.46)	(0.31)		(0.37)		(0.37)
—	—	0.00	(5)	0.02		0.10
—	0.12	—		—		—
—	—	—		—		—
$8.65	$9.49	$9.69		$9.53		$8.92
$8.10	$8.24	$9.38		$8.77		$8.02
9.86%	-7.56%	10.65%		14.19%		14.96%

1.89%	1.18%	1.47	%(3)	1.22	%(3)(4)	0.94	%(3)
4.30%	1.34%	2.26%		3.29%		4.15%

$48,129	$52,812	$125,256		$123,607		$118,530
81%	43%	49%		50%		26%

High Income Securities Fund

Notes to financial statements

High Income Securities Fund (the “Fund”) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. Effective July 24, 2018 the Fund changed its name to High Income Securities Fund.

The goal of the Fund continues to be to provide high current income as a primary objective and capital appreciation as a secondary objective. The Fund pursues its objective primarily by investing, under normal circumstances, at least 80% of its net assets in discounted securities of income-oriented closed-end investment companies, business development companies, fixed income securities, including debt instruments, convertible securities, preferred stocks and special purpose acquisition companies. The Fund also invests in high-yielding non-convertible securities with the potential for capital appreciation.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

The Fund’s shares trade on a stock exchange at market prices, which may be lower than the Fund’s net asset value.

In the normal course of business, the Fund enters into contracts that may include agreements to indemnify another party under given circumstances. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been made against the Fund. However, the Trustees expect the risk of material loss to be remote.

Under the Fund’s Agreement and Declaration of Trust, any claims asserted against or on behalf of the Fund, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates.

Security valuation—Portfolio securities and other investments are valued using policies and procedures adopted by the Trustees. The Trustees have formed a Valuation Committee to oversee the implementation of these procedures.

High Income Securities Fund

Notes to financial statements

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

To the extent a pricing service or dealer is unable to value a security, the security will be valued at fair value in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate

High Income Securities Fund

Notes to financial statements

of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

The Fund has adopted fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various input and valuation techniques used in measuring fair value. Fair value inputs are summarized in the three broad levels listed below:

Level 1—	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2—
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

High Income Securities Fund

Notes to financial statements

The following is a summary of the fair valuations according to the inputs used as of February 28, 2021 in valuing the Fund’s investments:

	Quoted Prices in
	Active Markets
	for Identical	Significant Other	Unobservable
	Investments	Observable Inputs	Inputs
	(Level 1)	(Level 2)	(Level 3)	Total
Investment Companies
Closed-End Funds	$25,187,697	$—	$—	$25,187,697
Business Development Companies	9,717,881	—	—	9,717,881
Other Common Stocks
Energy	—	—	7,898	7,898
Preferred Stocks
Closed-End Funds	129,065	—	—	129,065
Investment Companies	1,360,610	—	—	1,360,610
Investment Management &
Advisory Services	307,080	—	—	307,080
Machinery – Electric Utilities	500,000	—	—	500,000
Motion Pictures & Services	1,122,857	—	—	1,122,857
Special Purpose Acquisition Vehicles	13,766,351	—	—	13,766,351
Convertible Notes	—	1,443,735	—	1,443,735
Rights	54,592	—	—	54,592
Warrants	251,450	—	—	251,450
Money Market Funds	33,703,941	—	—	33,703,941
Total	$86,101,524	$1,443,735	$7,898	$87,553,157

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The average monthly shares amount of warrants during the period was 293,711. The average monthly market value of warrants during the period was $350,348.

The fair value of derivative instruments as reported within the Schedule of Investments as of February 28, 2021:

Derivatives not accounted	Statement of Assets &
for as hedging instruments	Liabilities Location	Value
Equity Contracts – Warrants	Investments, at value	$251,450

The effect of derivative instruments on the Statement of Operations for the period ended February 28, 2021:

High Income Securities Fund

Notes to financial statements

	Amount of Realized Gain on Derivatives Recognized in Income
Derivatives not accounted	Statement of
for as hedging instruments	Operations Location	Value
Equity Contracts – Warrants	Net Realized Gain on Investments	$874,319

	Change in Unrealized Appreciation (Depreciation)
	on Derivatives Recognized in Income
Derivatives not accounted	Statement of
for as hedging instruments	Operations Location	Total
Equity Contracts – Warrants	Net change in unrealized depreciation of investments	$(46,561)

Investment transactions and investment income—Security transactions and related investment income security transactions are recorded on the trade date (the date the order to buy or sell is executed). Realized gains or losses on securities sold are determined on the identified cost basis. Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Discounts are accreted and premiums are amortized using the constant yield method as adjustments to interest income and the identified cost of investments. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Note 2: Federal Tax Status
The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2020 and August 31, 2019 are as follows:

	August 31, 2020	August 31, 2019
Ordinary Income	$2,166,107	$312,843
Return of capital	2,855,810	5,307,833
Total distributions paid	$5,021,917	$5,620,676

The Fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

High Income Securities Fund

Notes to financial statements

Each of the Fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At August 31, 2020, the Fund did not defer, on a tax basis, late year losses.

At August 31, 2020, the Fund had tax basis capital losses which may be carried forward to offset future short term and long term capital gains indefinitely in the amount of $761,161 and $1,190,453, respectively. To the extent that the Fund may realize future net capital gains, those gains will be offset by any of the unused capital loss carryforward.

Distributions to shareholders—Distributions to shareholders from net investment income are recorded by the Fund on the ex-dividend date. The Fund currently makes monthly distributions at an annual rate of at least 10% per annum (or 0.8333% per month). The current distributions for 2021 are based on the net asset value of $9.34 of the Fund’s common shares as of the last business day of 2020. To the extent that sufficient investment income is not available on a monthly basis, the distributions may include return of capital. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from nontaxable dividends, from dividends payable, from amortization and accretion, from contingent payment debt and from deemed distributions. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. During the year ended August 31, 2020, there were no reclassifications between accumulated losses and paid-in-capital.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Tax cost of investments	$49,185,079
Unrealized appreciation	1,583,327
Unrealized depreciation	(2,576,472)
Net unrealized depreciation	(993,145)
Undistributed ordinary income	—
Undistributed long-term gains	—
Total distributable earnings	—
Other accumulated losses and other temporary differences	(1,951,614)
Total accumulated losses	$(2,944,759)

High Income Securities Fund

Notes to financial statements

Note 3: Management Fee, Administrative Services and Other Transactions
U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services (“Fund Services”), an indirect wholly-owned subsidiary of U.S. Bancorp, acts as the Fund’s Administrator under an Administration Agreement. Fund Services prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses; and reviews the Fund’s expense accruals. Fund Services also serves as the Fund’s fund accountant and U.S. Bank, N.A. (“U.S. Bank”), an affiliate of Fund Services, serves as the Fund’s custodian.

The Fund pays each of its trustees who is not an officer of the Fund, the Administrator or any affiliate thereof an annual fee of $25,000, paid quarterly in advance. As additional annual compensation, the officers of the Fund will receive $25,000. In addition, the members of the Investment Committee are compensated by the Fund for their positions on the Investment Committee in the amount of $100,000 each for Mr. Phillip Goldstein and Mr. Andrew Dakos, and $50,000 for Mr. Rajeev Das on an annual basis paid monthly in advance. Ms. Stephanie Darling receives annual compensation in the amount of $72,000, paid monthly, for serving the Fund as Chief Compliance Officer (“CCO”). In addition, the Fund reimburses the directors for travel and out-of-pocket expenses incurred in connection with Board of Directors’ meetings.

Note 4: Purchases and Sales of Securities
During the six-months ended February 28, 2021, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$32,341,469	$30,026,043
U.S. government securities (Long-term)	—	—
Total	$32,341,469	$30,026,043

Note 5: Capital Share Transactions
The Fund completed an offering to issue up to 100% of the Fund’s shares outstanding at 95% of the volume weighted average market price per share for the three consecutive trading days ending on the trading day after the Expiration Date on January 29, 2021. At the expiration of the offer on January 29, 2021, a total of 3,922,867 rights or approximately 70.49% of the Fund’s outstanding common shares were validly exercised.

High Income Securities Fund

Notes to financial statements

Repurchases are made when the Fund’s shares are trading at less than net asset value and in accordance with procedures approved by the Fund’s Previous Trustees.

For the period September 1, 2020 through February 28, 2021 there were no common shares repurchased.

For the period September 1, 2019 through August 31, 2020 there were no common shares repurchased.

The Fund completed an offering to purchase up to 55% of the Fund’s shares outstanding of the Fund at 99% of the net asset value (“NAV”) per common share on March 15, 2019. At the expiration of the offer on March 18, 2019, a total of 7,365,350 shares or approximately 56.96% of the Fund’s outstanding common shares were validly tendered. As the total number of shares tendered exceeded the number of shares the Fund offered to purchase and in accordance with the rules of the Securities and Exchange Commission allowing the Fund to purchase additional shares not to exceed 2% of the outstanding shares (approximately 258,607 shares) without amending or extending the offer, the Fund elected to purchase all shares tendered at a price of $9.25 per share (99% of the NAV of $9.34).

For the period September 1, 2018 through October 9, 2018 there were no common shares repurchased.

Note 6: Other Matters
Shareholders approved a proposal authorizing the Board of Trustees to take steps to cause the Fund to cease to be a registered investment company (RIC) if the Board determines to proceed. A committee of the Board explored potential acquisitions of controlling stakes in operating companies and other investments that are not securities. Despite ratification by shareholders of that plan in August 2019, the Committee’s efforts have not borne fruit and the Board has determined to no longer proceed with the plan.

The Fund continues to be internally managed and, within the parameters of its existing investment policies and restrictions, invests in securities that are likely to generate greater income (the “Investment Strategy”). The primary focus of the Investment Strategy is to acquire discounted shares of income-oriented closed-end investment companies and business development companies. The Investment Committee of the Board is comprised of Phillip Goldstein, Andrew Dakos, and Rajeev Das, and is responsible for implementing the Investment Strategy.

High Income Securities Fund

Notes to financial statements

Accordingly, the information presented in this semi-annual report with respect to the actions and results of the Fund are not meaningful in making any conclusions as to the future performance of the Fund whether or not it de-registers as an investment company in the future.

Note 7: Subsequent Events
The Board of Trustees has evaluated subsequent events after February 28, 2021 and through the date the financial statements were issued and determined there were no subsequent events that would require recognition or disclosure in financial statements.

High Income Securities Fund

General information (unaudited)

The Fund
High Income Securities Fund (the “Fund”) is a diversified, closed-end management investment company whose common shares trade on the New York Stock Exchange (“NYSE”).  The Fund’s NYSE trading symbol is “PCF.”

Investment Objective and Risk Factors

Investment Objectives
The Fund’s investment objective is to seek to provide high current income as a primary objective and capital appreciation as a secondary objective. There can be no assurance that the Fund’s objective will be achieved.  The Board is currently reviewing and may determine it is in the best interests of the Fund and its Shareholders to make changes to the Fund’s current investment objective, investment strategies and fundamental and non-fundamental investment restrictions of the Fund, subject, where required, to the approval of the Shareholders.  Any such changes would be disclosed in a future registration statement.

Investment Strategies
The Investment Committee currently manages the Fund’s assets with a focus on discounted securities of income-oriented closed-end investment companies and business development companies. The Board may determine in the future that it is in the best interests of the Fund and its Shareholders to engage an investment advisory firm to manage the Fund’s assets. The Fund’s objective is pursued by primarily investing, under normal circumstances, at least 80% of its net assets in fixed income securities, including debt instruments, convertible securities and preferred stocks. The Fund also invests in high-yielding non-convertible securities with the potential for capital appreciation. The primary focus of the investment strategy is to acquire discounted securities of income-oriented closed-end investment companies and business development companies.  In addition, units or common shares issued by special purpose acquisition companies (SPACs) may comprise up to 20% of the Fund’s portfolio.  The Fund may hold fixed income securities with any maturity or duration.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. During such times, the Fund may temporarily invest up to 100% of its assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities. In these and in other cases, the Fund may not achieve its investment objective.

High Income Securities Fund

General information (unaudited)

The Investment Committee may invest the Fund’s cash balances in any investments it deems appropriate, subject to the “Fundamental Investment Restrictions” set forth in the Fund’s recent Statement of Additional Information and as permitted under the 1940 Act, including investments in repurchase agreements, money market funds, additional repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts. Any income earned from such investments will ordinarily be reinvested by the Fund in accordance with its investment program. Many of the considerations entering into the Investment Committee’s recommendations and decisions are subjective.

Portfolio Investments

Other Closed-End Investment Companies
The Fund may invest without limitation in other closed-end investment companies, provided that the Fund limits its investment in securities issued by other investment companies so that not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. There can be no assurance that the investment objective of any investment company in which the Fund invests will be achieved. Closed-end investment companies are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the closed-end investment company, will bear its pro rata portion of the closed-end investment company’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. The closed end investment companies in which the Fund invests hold fixed income securities.  The Fund “looks through” to these investments in determining whether at least 80% of the Fund’s investments are comprised of fixed income securities.

Special Purpose Acquisition Companies
The Fund may invest in stocks, warrants, and other securities of special purpose acquisition companies or similar special purpose entities that pool funds to seek potential acquisition opportunities (“SPACs”).  Unless and until an acquisition meeting the SPAC’s requirements is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash.  If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders.  Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition.  Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices.  In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid, be subject to restrictions on resale and/or may trade at a discount.

High Income Securities Fund

General information (unaudited)

Common Stocks
The Fund will invest in common stocks. Common stocks represent an ownership interest in an issuer. While offering greater potential for long-term growth, common stocks are more volatile and riskier than some other forms of investment. Common stock prices fluctuate for many reasons, including adverse events, such as an unfavorable earnings report, changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates as the costs of capital rise and borrowing costs increase.

Preferred Stocks
The Fund may invest in preferred stocks. Preferred stock, like common stock, represents an equity ownership in an issuer. Generally, preferred stock has a priority of claim over common stock in dividend payments and upon liquidation of the issuer. Unlike common stock, preferred stock does not usually have voting rights. Preferred stock in some instances is convertible into common stock. Although they are equity securities, preferred stocks have characteristics of both debt and common stock. Like debt, their promised income is contractually fixed. Like common stock, they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Other equity characteristics are their subordinated position in an issuer’s capital structure and that their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Distributions on preferred stock must be declared by the board of directors and may be subject to deferral, and thus they may not be automatically payable. Income payments on preferred stocks may be cumulative, causing dividends and distributions to accrue even if not declared by the company’s board or otherwise made payable, or they may be non-cumulative, so that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. The Fund may invest in non-cumulative preferred stock, although the Investment Committee may consider, among other factors, their non-cumulative nature in making any decision to purchase or sell such securities.

Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance. The market values of preferred stock may be affected by favorable and unfavorable changes impacting the issuers’ industries or sectors, including companies in the utilities and financial services sectors, which are prominent issuers of preferred stock. They may also be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual

High Income Securities Fund

General information (unaudited)

and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates, and in the dividends received deduction for corporate taxpayers or the lower rates applicable to certain dividends.

Because the claim on an issuer’s earnings represented by preferred stock may become onerous when interest rates fall below the rate payable on the stock or for other reasons, the issuer may redeem preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher dividend-paying preferred stocks may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.

Warrants
The Fund may invest in equity and index warrants of domestic and international issuers. Equity warrants are securities that give the holder the right, but not the obligation, to subscribe for equity issues of the issuing company or a related company at a fixed price either on a certain date or during a set period. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments. The sale of a warrant results in a long or short-term capital gain or loss depending on the period for which the warrant is held.

Corporate Bonds, Government Debt Securities and Other Debt Securities
The Fund may invest in corporate bonds, debentures and other debt securities or in investment companies which hold such instruments. Bonds and other debt securities generally are issued by corporations and other issuers to borrow money from investors. The issuer pays the investor a fixed rate of interest and normally must repay the amount borrowed on or before maturity. Certain debt securities are “perpetual” in that they have no maturity date.

The Fund will invest in government debt securities, including those of emerging market issuers or of other non-U.S. issuers. These securities may be U.S. dollar-denominated or non-U.S. dollar-denominated and include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities; and (b) debt obligations of supranational entities. Government debt securities include: debt securities issued or guaranteed by governments, government agencies or instrumentalities and political subdivisions; debt securities issued by government owned, controlled or sponsored entities; interests in entities organized and

High Income Securities Fund

General information (unaudited)

operated for the purpose of restructuring the investment characteristics issued by the above noted issuers; or debt securities issued by supranational entities such as the World Bank or the European Union. The Fund may also invest in securities denominated in currencies of emerging market countries. Emerging market debt securities generally are rated in the lower rating categories of recognized credit rating agencies or are unrated and considered to be of comparable quality to lower rated debt securities.

Convertible Securities
The Fund may invest in convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies.

The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of the Investment Committee, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the Investment Committee evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Investment Committee considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer’s profits, and the issuer’s management capability and practices.

Other Securities

Although it has no current intention do so to any material extent, the Fund may determine to invest the Fund’s assets in some or all of the following securities.

Illiquid Securities
Illiquid securities are securities that are not readily marketable. Illiquid securities include securities that have legal or contractual restrictions on resale, and repurchase agreements maturing in more than seven days. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired or at prices approximating the value at which the Fund is carrying the securities. Where registration is required to sell a security, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse

High Income Securities Fund

General information (unaudited)

between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. The Fund may invest up to 10% of the value of its net assets in illiquid securities. Restricted securities for which no market exists and other illiquid investments are valued at fair value as determined in accordance with procedures approved and periodically reviewed by the Board of Trustees.  The Fund does not consider its investments in SPACs to be illiquid because they are publicly traded securities.

Rule 144A Securities
The Fund may invest in restricted securities that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “1933 Act”). Generally, Rule 144A establishes a safe harbor from the registration requirements of the 1933 Act for resale by large institutional investors of securities that are not publicly traded. The Investment Committee determines the liquidity of the Rule 144A securities according to guidelines adopted by the Board of Trustees. The Board of Trustees monitors the application of those guidelines and procedures. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 10% limit on investments in illiquid securities.

RISK FACTORS

An investment in the Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. You could lose money by investing in the Fund. By itself, the Fund does not constitute a balanced investment program. You should consider carefully the following principal and non-principal risks before investing in the Fund. There may be additional risks that the Fund does not currently foresee or consider material. You may wish to consult with your legal or tax advisors, before deciding whether to invest in the Fund. This section describes the risk factors associated with investment in the Fund specifically, as well as those factors generally associated with investment in an investment company with investment objectives, investment policies, capital structure or trading markets similar to the Fund’s. Each risk summarized below is a risk of investing in the Fund and different risks may be more significant at different times depending upon market conditions or other factors.

The Fund may invest in securities of other investment companies (“underlying funds”).  The Fund may be subject to the risks of the securities and other instruments described below through its own direct investments and indirectly through investments in the underlying funds.

High Income Securities Fund

General information (unaudited)

Principal Risks

Closed-End Investment Company Risk.  The Fund invests in the securities of other closed-end investment companies. Investing in other closed-end investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company level may be reduced by the operating expenses and fees of such other closed-end investment companies, including advisory fees. There can be no assurance that the investment objective of any investment company in which the Fund invests will be achieved. Closed-end investment companies are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of another closed-end investment company, will bear its pro rata portion of the closed-end investment company’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. To the extent the Fund invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company’s portfolio securities, and a shareholder in the Fund will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, the expenses of the purchased investment company. The market price of a closed-end investment company fluctuates and may be either higher or lower than the NAV of such closed-end investment company.  In accordance with Section 12(d)(1)(F) of the 1940 Act, the Fund will be limited by provisions of the 1940 Act that limit the amount the Fund, together with its affiliated persons, can invest in other investment companies to 3% of any other investment company’s total outstanding stock. As a result, the Fund may hold a smaller position in a closed-end investment company than if it were not subject to this restriction.

Special Purpose Acquisition Companies Risk.  The Fund may invest in stock, warrants, and other securities of special purpose acquisition companies or similar special purpose entities that pool funds to seek potential acquisition opportunities (“SPACs”).  Unless and until an acquisition meeting the SPAC’s requirements is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash.  If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders.  Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition.  Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices.  In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid, be subject to restrictions on resale, and/or may trade at a discount.

High Income Securities Fund

General information (unaudited)

Management Risk.  The Fund is subject to management risk because it is an actively managed portfolio. The Fund’s successful pursuit of its investment objective depends upon the Investment Committee’s ability to find and exploit market inefficiencies with respect to undervalued securities. Such situations occur infrequently and sporadically and may be difficult to predict, and may not result in a favorable pricing opportunity that allows the Investment Committee to fulfill the Fund’s investment objective. The Investment Committee’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals.

Market Risk.  Overall market risk may affect the value of individual instruments in which the Fund invests. The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Factors such as domestic and foreign (non-U.S.) economic growth and market conditions, real or perceived adverse economic or political conditions, inflation, changes in interest rate levels, lack of liquidity in the markets, volatility in the securities markets, adverse investor sentiment affect the securities markets and political vents affect the securities markets. Securities markets also may experience long periods of decline in value. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Local, state, regional, national or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and could result in decreases to the Fund’s net asset value. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events and governments’ reactions to such events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on the Fund and its investments. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect Fund performance. A health crisis may exacerbate other pre-existing political, social and economic risks. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

High Income Securities Fund

General information (unaudited)

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. On March 11, 2020, the World Health Organization announced that it had made the assessment that COVID-19 can be characterized as a pandemic. COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, business and school closings, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The value of the Fund and the securities in which the Fund invests may be adversely affected by impacts caused by COVID-19 and other epidemics and pandemics that may arise in the future.

Risk Related to Fixed Income Securities, including Non-Investment Grade Securities.  The Fund may invest in fixed income securities, also referred to as debt securities. Fixed income securities are subject to credit risk and market risk. Credit risk is the risk of the issuer’s inability to meet its principal and interest payment obligations. Market risk is the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. There is no limitation on the maturities or duration of fixed income securities in which the Fund invests. Securities having longer maturities generally involve greater risk of fluctuations in value resulting from changes in interest rates. The Fund’s credit quality policy with respect to investments in fixed income securities does not require the Fund to dispose of any debt securities owned in the event that such security’s rating declines to below investment grade, commonly referred to as “junk bonds.” Although lower quality debt typically pays a higher yield, such investments involve substantial risk of loss. Junk bonds are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for junk bonds tend to be very volatile and those securities are less liquid than investment grade debt securities. Moreover, junk bonds pose a greater risk that exercise of any of their redemption or call provisions in a declining market may result in their replacement by lower-yielding bonds. In addition, bonds in the

High Income Securities Fund

General information (unaudited)

lowest two investment grade categories, despite being of higher credit rating than junk bonds, have speculative characteristics with respect to the issuer’s ability to pay interest and principal and their susceptibility to default or decline in market value. The Fund’s investments in securities of stressed, distressed or bankrupt issuers, including securities or obligations that are in default, generally trade significantly below par and are considered speculative. There is even a potential risk of loss by the Fund of its entire investment in such securities. There are a number of significant risks inherent in the bankruptcy process. A bankruptcy filing by an issuer may adversely and permanently affect the market position and operations of the issuer. If an issuer of securities held by the Fund declares bankruptcy or otherwise fails to pay principal or interest on such securities, the Fund would experience a decrease in income and a decline in the market value of its investments.

Interest Rate Risk.  Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes although they usually offer higher yields to compensate investors for the greater risks. The longer the maturity of the security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates and long-term securities tend to react to changes in long-term interest rates.

Credit Risk.  Fixed income securities rated B or below by S&Ps or Moody’s may be purchased by the Fund. These securities have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities.

Extension Risk. The Fund is subject to the risk that an issuer will exercise its right to pay principal on an obligation held by that Fund (such as mortgage-backed securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

Debt Security Risk.  In addition to interest rate risk, call risk and extension risk, debt securities are also subject to the risk that they may also lose value if the issuer fails to make principal or interest payments when due, or the credit quality of the issuer falls.

High Income Securities Fund

General information (unaudited)

Market Discount from Net Asset Value Risk.  Shares of closed-end investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities and may be greater for investors expecting to sell their Shares in a relatively short period following completion of the Offering. The net asset value of the Shares will be reduced immediately following the Offering as a result of (i) the Subscription Price likely being lower than NAV and (ii) the payment of certain costs of the Offering. Whether investors will realize gains or losses upon the sale of the Shares will depend not upon the Fund’s net asset value but entirely upon whether the market price of the Shares at the time of sale is above or below the investor’s purchase price for the Shares. Because the market price of the Shares will be determined by factors such as relative supply of and demand for the Shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the Shares will trade at, below or above net asset value.

Leverage Risk.  Transactions by underlying funds may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the underlying fund to greater risk and increase its costs. The use of leverage by underlying funds may cause such funds to liquidate their portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of an underlying fund’s portfolio will be magnified when it uses leverage. Leverage, including borrowing, may cause an underlying fund to be more volatile than if such fund had not been leveraged.

Defensive Position Risk.  During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its net assets in cash or cash equivalents. The Fund would not be pursuing its investment objective in these circumstances and could miss favorable market developments.

Changes in Policies Risk.  The Fund’s Trustees may change the Fund’s investment objective, investment strategies and non-fundamental investment restrictions without shareholder approval, except as otherwise indicated.

Preferred Stock Risk. The Fund may invest in preferred stocks. Preferred stock, like common stock, represents an equity ownership in an issuer. Generally, preferred stock has a priority of claim over common stock in dividend payments and upon liquidation of the issuer. Unlike common stock, preferred stock does not usually have voting rights. Preferred stock in some instances is convertible into common stock. Although they are equity securities, preferred stocks have characteristics of both debt and common stock. Like debt, their promised income

High Income Securities Fund

General information (unaudited)

is contractually fixed. Like common stock, they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Other equity characteristics are their subordinated position in an issuer’s capital structure and that their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Investment in preferred stocks carries risks, including credit risk, deferral risk, redemption risk, limited voting rights, risk of subordination and lack of liquidity. Fully taxable or hybrid preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions for up to 20 consecutive quarters. Distributions on preferred stock must be declared by the board of directors and may be subject to deferral, and thus they may not be automatically payable. Income payments on preferred stocks may be cumulative, causing dividends and distributions to accrue even if not declared by the company’s board or otherwise made payable, or they may be non-cumulative, so that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. The Fund may invest in non-cumulative preferred stock, although the Fund’s Investment Committee would consider, among other factors, their non-cumulative nature in making any decision to purchase or sell such securities.

Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance. The market values of preferred stock may be affected by favorable and unfavorable changes impacting the issuers’ industries or sectors, including companies in the utilities and financial services sectors, which are prominent issuers of preferred stock. They may also be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates, and in the dividends received deduction for corporate taxpayers or the lower rates applicable to certain dividends.

Because the claim on an issuer’s earnings represented by preferred stock may become onerous when interest rates fall below the rate payable on the stock or for other reasons, the issuer may redeem preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher dividend paying preferred stocks may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.

Convertible Securities Risk. The Fund may invest in convertible securities. Convertible securities include fixed income securities that may be exchanged or

High Income Securities Fund

General information (unaudited)

converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies. The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of the Fund’s Investment Committee, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the Fund’s Investment Committee evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Fund’s Investment Committee considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer’s profits, and the issuer’s management capability and practices.

The value of a convertible security, including, for example, a warrant, is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying

High Income Securities Fund

General information (unaudited)

common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective.

Issuer Specific Changes Risk.  Changes in the financial condition of an issuer, changes in the specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer’s securities. Lower-quality debt securities tend to be more sensitive to these changes than higher-quality debt securities.

Non-Principal Risks

In addition to the principal risks set forth above, the following additional risks may apply to an investment in the Fund.

Anti-Takeover Provisions Risk.  The Fund’s Charter and Bylaws include provisions that could limit the ability of other persons or entities to acquire control of the Fund or to cause it to engage in certain transactions or to modify its structure.

Common Stock Risk.  The Fund invests in common stocks. Common stocks represent an ownership interest in a company. The Fund may also invest in securities that can be exercised for or converted into common stocks (such as convertible preferred stock). Common stocks and similar equity securities are more volatile and riskier than some other forms of investment. Therefore, the value of your investment in the Fund may sometimes decrease instead of increase. Common stock prices fluctuate for many reasons, including adverse events such as unfavorable earnings reports, changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase for issuers. Because convertible securities can be converted into equity securities, their values will normally increase or decrease as the values of the underlying equity securities increase or decrease. The common stocks in which the Fund invests are structurally subordinated to preferred securities, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and assets and, therefore, will be subject to greater risk than the preferred securities or debt instruments of such issuers.

Exchange Traded Funds Risk. The Fund may invest in exchange-traded funds, which are investment companies that, in some cases, aim to track or replicate a desired index, such as a sector, market or global segment. ETFs are passively or, to a lesser extent, actively managed and their shares are traded on a national exchange. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the

High Income Securities Fund

General information (unaudited)

liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF’s investment objective will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.

Illiquid Securities Risk.  The Fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities may offer a higher yield than securities which are more readily marketable, but they may not always be marketable on advantageous terms. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. A security traded in the U.S. that is not registered under the Securities Act will not be considered illiquid if Fund management determines that an adequate investment trading market exists for that security. However, there can be no assurance that a liquid market will exist for any security at a particular time.

Portfolio Turnover Risk.  The Fund cannot predict its securities portfolio turnover rate with certain accuracy. Higher portfolio turnover rates could result in corresponding increases in brokerage commissions and may generate short-term capital gains taxable as ordinary income.

Small and Medium Cap Company Risk. Compared to investment companies that focus only on large capitalization companies, the Fund’s share price may be more volatile because it also invests in small and medium capitalization companies. Compared to large companies, small and medium capitalization companies are more likely to have (i) more limited product lines or markets and less mature businesses, (ii) fewer capital resources, (iii) more limited management depth and (iv) shorter operating histories. Further, compared to large cap stocks, the securities of small and medium capitalization companies are more likely to experience sharper swings in market values, be harder to sell at times and at prices that the Fund’s Investment Committee believes appropriate, and offer greater potential for gains and losses.

Tax information
The Fund designated 8.75% of its ordinary income distribution for the year ended August 31, 2020, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended August 31, 2020, 8.40% of dividends paid from net ordinary income qualified for the dividends received deduction available to corporate shareholders.

High Income Securities Fund

General information (unaudited)

Annual meeting of shareholders held on October 27, 2020
The Fund held an annual meeting of shareholders on October 27, 2020 to vote on the following matters:

The presence, in person or by proxy, of shareholders owning at least thirty percent (30%) of the shares entitled to vote on September 15, 2020 shall constitute a quorum for the transaction of business. At the Meeting, the holders of approximately 81.11% of the outstanding shares as of the record date were represented  in person or by proxy (4,513,685 votes), thus constituting a quorum for the matters to be voted upon by all shareholders at the Meeting.

At the meeting, the vote on the election of the nominees as the Fund’s Trustees were approved, as follows:

Trustee Nominee	Votes For	Votes Withheld
Phillip Goldstein	4,000,290	513,395
Andrew Dakos	4,001,173	512,512
Rajeev Das	3,994,986	518,699
Richard Dayan	4,344,030	169,655
Gerald Hellerman	3,996,765	516,920
Ben H. Harris	4,358,102	155,583
Moritz Sell	4,349,069	164,616

Quarterly Form N-PORT portfolio schedule
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Part F of Form N-PORT.  The Fund’s filings on Part F of Form N-PORT are available on the SEC’s Web site at http://www.sec.gov and upon request by calling 1-888-898-4107.

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund’s Shareholder Services at 1-888-898-4107, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

High Income Securities Fund

Supplemental information (unaudited)

The following table sets forth the trustees and officers of the Fund, their name, address, age, position with the Fund, term of office and length of service with the Fund, principal occupation or employment during the past five years and other directorships held at February 28, 2021.

		Term of		Number of
		Office		Portfolios
		and		in Fund	Other
	Position(s)	Length	Principal Occupation	Complex	Directorships
Name, Address	Held with	of Time	During the Past	Overseen	held by
and Age*	the Fund	Served	Five Years	by Trustee**	Trustee

INTERESTED TRUSTEES

Andrew Dakos***	President	1 year;	Member of Bulldog Investors,	1	Director, Brookfield
(54)	as of	Since	LLP since 2009; Principal of		DTLA Fund Office
	July 2018.	2018	the former general partner of		Trust Investor, Inc.;
			several private investment		Director, Emergent
			partnerships in the Bulldog		Capital, Inc. (until
			Investors group of private funds.		2017); Trustee,
Crossroads
Liquidating Trust
(until 2020);
Director, Special
Opportunities
Fund, Inc.;
Chairman, Swiss
Helvetia Fund, Inc.

Phillip Goldstein***	Secretary	1 year;	Member of Bulldog Investors,	1	Chairman, The
(76)	as of	Since	LLP since 2009; Principal of		Mexico Equity and
	July 2018.	2018	the former general partner of		Income Fund, Inc.;
			several private investment		Chairman, Special
			partnerships in the Bulldog		Opportunities
			Investors group of private funds.		Fund, Inc.; Director,
Brookfield DTLA
Fund Office Trust
Investor Inc.;
Director, MVC
Capital, Inc.
(until 2020);
Trustee, Crossroads
Liquidating Trust
(until 2020);
Director, Swiss
Helvetia Fund, Inc.;
Chairman,
Emergent Capital,
Inc. (until 2017).

High Income Securities Fund

Supplemental information (unaudited)

		Term of		Number of
		Office		Portfolios
		and		in Fund	Other
	Position(s)	Length	Principal Occupation	Complex	Directorships
Name, Address	Held with	of Time	During the Past	Overseen	held by
and Age*	the Fund	Served	Five Years	by Trustee**	Trustee

Rajeev Das***	—	1 year;	Principal of Bulldog	1	Director, The
(52)		Since	Investors, LLP		Mexico Equity &
		2018			Income Fund, Inc.

INDEPENDENT TRUSTEES

Gerald Hellerman	—	1 year;	Chief Compliance Officer	1	Director, The
(83)		Since	of the Fund and The Mexico		Mexico Equity and
		2018	Equity and Income Fund, Inc.		Income Fund, Inc.;
			(through March 2020).		Director, Special
Opportunities
Fund, Inc.; Director,
MVC Capital, Inc.
(until 2020);
Trustee, Crossroad
Liquidating Trust
(until 2020);
Trustee, Fiera
Capital Series Trust;
Director, Swiss
Helvetia Fund, Inc.;
Director, Emergent
Capital, Inc. (until
2017); Director,
Ironsides Partners
Opportunity
Offshore Fund Ltd.
(until 2016).

Moritz Sell	—	1 year;	Founder and Principal of	1	Director, Aberdeen
(53)		Since	Edison Holdings GmbH and		Australia Equity
		2018	Senior Advisor to Markston		Fund; Director,
			International LLC (through		Swiss Helvetia Fund,
			December 2020).		Inc.; Director,
Aberdeen Global
Income Fund, Inc,;
Director, Aberdeen
Asia-Pacific Income
Fund, Inc.; Chairman,
Aberdeen
Singapore Fund
(until 2018);
Director, Aberdeen
Greater China Fund
(until 2018).

High Income Securities Fund

Supplemental information (unaudited)

		Term of		Number of
		Office		Portfolios
		and		in Fund	Other
	Position(s)	Length	Principal Occupation	Complex	Directorships
Name, Address	Held with	of Time	During the Past	Overseen	held by
and Age*	the Fund	Served	Five Years	by Trustee**	Trustee

Richard Dayan	—	1 year;	Owner of CactusTrading.	1	Director, Swiss
(76)		Since			Helvetia Fund, Inc.;
		2018			Director, Emergent
Capital Inc.
(until 2017).

Ben Harris	—	1 year;	Chief Executive Officer of Hormel	1	Director, Special
(52)		Since	Harris Investments, LLC; Principal		Opportunities
		2018	of NBC Bancshares, LLC; Chief		Fund, Inc.
Executive Officer of Crossroads
Capital, Inc.; Administrator of
Crossroads Liquidating Trust.

OFFICERS

Andrew Dakos***	President	1 year;	Member of Bulldog Investors,	n/a	n/a
(54)	as of	Since	LLP; Principal of the former
	July 2018.	2018	general partner of several private
investment partnerships in the
Bulldog Investors group of funds.

Thomas Antonucci***	Treasurer	1 year;	Director of Operations of	n/a	n/a
(52)	as of	Since	Bulldog Investors, LLP.
	July 2018.	2018

Phillip Goldstein***	Secretary	1 year;	Member of Bulldog Investors,	n/a	n/a
(76)	as of	Since	LLP; Principal of the former
	July 2018.	2018	general partner of several private
investment partnerships in the
Bulldog Investors group of funds.

Stephanie Darling***	Chief	1 year;	General Counsel and Chief	n/a	n/a
(51)	Compliance	Since	Compliance Officer of Bulldog
	Officer	2018	Investors, LLP; Chief Compliance
	as of		Officer of Swiss Helvetia Fund,
	July 2018.		Special Opportunities Fund and
Mexico Equity and Income Fund,
Principal, the Law Office of
Stephanie Darling; Editor-In-Chief,
the Investment Lawyer.

*	The address for all trustees and officers is c/o High Income Securities Fund, 615 East Michigan Street, Milwaukee, WI 53202.
**	The Fund Complex is comprised of only the Fund.
***
Messrs. Dakos, Goldstein, Das, and Antonucci and Ms. Darling are each considered an “interested person” of the Fund within the meaning of the 1940 Act because of their affiliation with Bulldog Investors, LLP and their positions as officers of the Fund.

High Income Securities Fund

Privacy policy notice

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources.  In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of the financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

CATEGORIES OF INFORMATION THE FUND COLLECTS.  The Fund collects the following nonpublic personal information about you:

1.
Information from the Consumer: this category includes information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

2.
Information about the Consumer’s transactions: this category includes information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

CATEGORIES OF INFORMATION THE FUND DISCLOSES.  The Fund does not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law.  The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

CONFIDENTIALITY AND SECURITY.  The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

This privacy policy notice is not a part of the shareholder report.

(This Page Intentionally Left Blank.)

Transfer Agent and Registrar,
Fund Administrator and Fund Accountant
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI  53212

Fund Counsel
Blank Rome LLP
1271 Avenue of the Americas
New York, NY  10020

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA  19102

Board of Trustees
Andrew Dakos
Phillip Goldstein
Ben Harris
Gerald Hellerman
Rajeev Das
Moritz Sell
Richard Dayan

High Income Securities Fund

1-888-898-4107

(b)	Not Applicable

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
September 1 – September 30, 2020	-	-	-	N/A
October 1 - October 31, 2020	-	-	-	N/A
November 1- November 30, 2020	-	-	-	N/A
December 1 – December 31, 2020	-	-	-	N/A
January 1 – January 31, 2021	-	-	-	N/A
February 1 – February 29, 2021	-	-	-	N/A
Total	-	-	-	N/A

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal period reported on this Form N-CSR.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous Form N-CSR filing.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. None.

(4)	Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   High Income Securities Fund

By (Signature and Title)*    /s/Andrew Dakos
Andrew Dakos, President

Date    5/10/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Andrew Dakos
Andrew Dakos, President

Date    5/10/2021

By (Signature and Title)*    /s/Thomas Antonucci
Thomas Antonucci, Treasurer

Date    5/10/2021